UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 28, 2026
INSIGHT ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware		0-25092	86-0766246
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2701 East Insight Way,
Chandler,	Arizona		85286
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code:
(480) 333-3000
Not Applicable
(Former name or former address, if changed since last report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	NSIT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 28, 2026, Insight Enterprises, Inc. (“Insight”) entered into a seventh amendment to credit agreement (the “Seventh Amendment”) with JPMorgan Chase Bank, N.A., as Administrative Agent (the “Agent”), the lenders party thereto, certain of Insight’s subsidiaries organized in the United States, the United Kingdom, the Netherlands and Australia, as additional borrowers (collectively with Insight, the “Borrowers”), and certain of Insight’s subsidiaries organized in the United States, the United Kingdom, the Netherlands, Australia and Canada, as guarantors (collectively, the “Guarantors”), which amends the credit agreement, dated as of August 30, 2019 (as amended the “ABL Credit Agreement”), among Insight, the other Borrowers party thereto, the Guarantors party thereto, the lenders party thereto and the Agent. The Seventh Amendment amended the ABL Credit Agreement to, among other things, add a $100 million swingline sub-facility.

The foregoing summary of the ABL Facility in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the ABL Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1(1)
Seventh Amendment to Credit Agreement, dated as of May 28, 2026, by and among Insight Enterprises, Inc., the subsidiaries of Insight Enterprises, Inc. party thereto as borrowers and guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

(1) Certain schedules and exhibits (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Insight agrees to furnish copies of any such schedules and exhibits (or similar attachments) to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

Date:	June 1, 2026	By:	/s/ Rachael A. Crump
Rachael A. Crump
Chief Accounting Officer